SECURITIES AND EXCHANGE COMMISSION

	Washington, D.C. 20549

	FORM 8-K

	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 1997

	WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP
	-------------------------------------------------
	(Exact name of registrant as specified in its charter)



    Delaware			   0-14536		  04-2869812
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(State or other		(Commission		(IRS Employer
jurisdiction of		File Number)	   Identification No.)
incorporation)



   One International Place, Boston, MA				02110
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(Address of principal executive offices)             (Zip Code)


	Registrant's telephone number including area code: (617) 330-8600

Former name or former address, if changed since last report:

	Not applicable.


Item 5	Other Events.

On October 3, 1997, the reorganization of Crow Winthrop Operating Partnership (an entity in which the Registrant holds a 99% general partner interest) as provided for in the Third Amended and Restated Plan of Reorganization, dated July 23, 1997 of Crow Winthrop Operating Partnership (the "Plan") was implemented. As disclosed in the Statement Furnished in Connection with the Solicitation of Consents, as amended (the "Statement") which was previously distributed to the limited partners of the Registrant, the Plan provided for, among other things:

	(a) the outstanding indebtedness encumbering the Operating Partnership's property (the "Headquarters Facility"), was satisfied by (i) the discharge, immediately prior to the transfer of the Headquarters Facility to Jamboree LLC, a newly formed limited liability company, of an amount of the existing debt sufficient to reduce the outstanding balance thereof to $104.5 million, (ii) the subsequent contribution by the holders of the debt of $4.5 million of the remaining debt to Jamboree LLC in exchange for a 90% interest in Jamboree LLC, and (iii) the delivery of new promissory notes of Jamboree LLC in the original principal amount of $100 million to such holders in satisfaction of $100 million of the remaining $104.5 million of debt.

	(b)	The Operating Partnership made a capital contribution
to Jamboree LLC of all of its assets and liabilities, including $500,000 of unencumbered cash and the Headquarters Facility and the debt encumbering the Headquarters Facility, in exchange for the remaining 10% interest in such entity.

	(c)	The Registrant would receive a payment of a $500,000
fee for services rendered and expenses incurred in connection with the Plan.

	(d)	The Operating Partnership will be entitled to receive
cash payments from, or additional equity interests in, a newly formed real estate investment trust based on the appreciation, if any, in the value of the Headquarters Facility.

	(e)	Winthrop California Management Limited Partnership, an
entity in which the Registrant holds a 99% interest, was retained as the management and leasing agent for the Headquarters Facility for approximately five years.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits


	20.	Statement Furnished in Connection with the Solicitation
of Consents, dated July 31, 1997, incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 1997.




SIGNATURES

		Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

					WINTHROP CALIFORNIA INVESTORS
LIMITED PARTNERSHIP


					By:  Winthrop Financial Associates,
						A Limited Partnership, as
						Managing General Partner


						By:  /s/Michael L. Ashner
							Michael L. Ashner
							Chief Executive Officer


DATED:  October 9, 1997


EXHIBIT INDEX


		Exhibit									Page


20.	Statement Furnished in Connection with				*
	the Solicitation of Consents, dated July 31, 1997




_______________

*	Incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 1997











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